LEGAL_US_W # 178323219.2 Execution Version Exhibit 10.3 NOTE $35,000,000.00 June 6, 2024 FOR VALUE RECEIVED, Natural Gas Services Group, Inc. (“Holdings”, and together with any Domestic Subsidiary of Holdings that becomes a “Borrower” thereto, each a “Borrower” and, collectively, the “Borrowers”), hereby promise to pay to Zions Bancorporation, N.A. dba Amegy Bank (“Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal sum of THIRTY-FIVE MILLION AND 00/100 DOLLARS ($35,000,000.00) or so much thereof as may be advanced by Lender (in its capacity as Lender or Swing Line Lender, as applicable) from time to time to or for the benefit or account of Borrowers under that certain Amended and Restated Credit Agreement dated as of February 28, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrowers, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Texas Capital Bank, as Administrative Agent (in such capacity, “Administrative Agent”), Swing Line Lender and L/C Issuer. Borrowers, on a joint and several basis, promise to pay interest on the unpaid principal amount of this Note (this “Note”) from the date hereof until the Revolving Credit Loans or Swing Line Loans made by Lender are paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to Administrative Agent for the account of Lender in Dollars in immediately available funds at Administrative Agent’s Principal Office. If any amount is not paid in full when due hereunder, then such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement subject to the terms and conditions provided therein. This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of any Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Revolving Credit Loans or Swing Line Loans made by Lender shall be evidenced by an account maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans or Swing Line Loans and payments with respect thereto. Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. THIS NOTE, AND ANY CLAIM, CONTROVERSY, OR DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO NOTE - NATURAL GAS SERVICES GROUP, INC.] IN WITNESS WHEREOF, each Borrower, intending to be legally bound hereby, has duly executed this Note as of the day and year first written above. BORROWERS: NATURAL GAS SERVICES GROUP, INC., a Colorado corporation By: Name: Justin Jacobs Title: Chief Executive Officer